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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 1996 (September 30, 1996)

                              Mycogen Corporation
                              -------------------
             (Exact name of registrant as specified in its charter)


         California                    0-15881                    95-3802654
         ----------                    -------                    ----------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                            Identification No.)


                5501 Oberlin Drive, San Diego California, 92121
                -----------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code: 619-453-8030

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.  Not applicable.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.


     On September 30, 1996, Registrant acquired all of the capital stock of Santa Ursula S.A.A.I.C. e I., a corporation organized under the laws of Argentina doing business as Morgan Seeds ("Morgan") in exchange for $27 million in cash. The information required by (a) and (b) is hereby incorporated by reference from the Registrant's Press Release dated October 1, 1996, and attached hereto as Exhibit 99.1. The Registrant intends to continue Morgan's current business purpose.

ITEMS 3 THROUGH 6.  Not applicable.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) It is anticipated that any applicable Financial Statements will be available within the next (60) days and will be filed separately under Form 8-K/A.

(b) It is anticipated that any applicable Pro Forma Financial Statements will be available within the next (60) days and will be filed separately under Form 8-K/A.

(c)  EXHIBITS.
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     EXHIBIT NUMBER   Description
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
           2.1 Stock Acquisition Agreement by and among Agrigenetics, Inc., Mr. Jose Alberto Benegas Lynch, Ms. Maria Alejandra Rebagliati and Genetic Resources (Latin America) Corporation dated September 30, 1996.

           99.1       Registrant's Press Release dated October 1, 1996.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Mycogen Corporation
                                              -------------------
                                              (Registrant)

Date:   October 14, 1996                      /s/ James A. Baumker
        ----------------                      --------------------
                                              James A. Baumker
                                              Vice President,
                                              Chief Financial Officer,
                                              Chief Accounting Officer